Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report On Form 10-K/A of Resource Group Inc. for the Year Ended February 28, 2009, I, Ken Greenlaw, Chief Financial Officer of Resource Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the Year ended February 28, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for the Year Ended February 28, 2009, fairly presents, in all material respects, the financial condition and results of operations of Resource Group, Inc.

By:	/s/ Ken Greenlaw
Ken Greenlaw
Chief Financial Officer

Dated:	June 16, 2008